Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets(1)
	September 30,	December 31,
	2012	2011
	(Dollars in thousands)
Non-accrual loans	$38,785	$59,309
Loans 90 days or more past due and still accruing interest	62	574
Total non-performing loans	38,847	59,883
Other real estate and repossessed assets	30,347	34,042
Total non-performing assets	$69,194	$93,925
As a percent of Portfolio Loans
Non-performing loans	2.71%	3.80%
Allowance for loan losses	3.35	3.73
Non-performing assets to total assets	2.88	4.07
Allowance for loan losses as a percent of non-performing loans	123.62	98.33

(1)	Excludes loans classified as “troubled debt restructured” that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings (“TDR”)
	September 30, 2012
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$44,061	$88,441		$132,502
Non-performing TDR’s (1)	10,738	9,237	(2)	19,975
Total	$54,799	$97,678		$152,477

	December 31, 2011
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$29,799	$86,770		$116,569
Non-performing TDR’s (1)	14,567	14,081	(2)	28,648
Total	$44,366	$100,851		$145,217

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses	Nine months ended
	September 30,
	2012		2011
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$58,884	$1,286	$67,915	$1,322
Additions (deduction)
Provision for loan losses	6,438	-	21,029	-
Recoveries credited to allowance	4,603	-	3,080	-
Loans charged against the allowance	(21,294)	-	(33,204)	-
Reclassification to loans held for sale	(610)	-	-	-
Additions (deductions) included in non-interest expense	-	(597)	-	12
Balance at end of period	$48,021	$689	$58,820	$1,334

Net loans charged against the allowance to average Portfolio Loans (annualized)	1.46%		2.35%

Alternative Sources of Funds
	September 30,			December 31,
	2012			2011
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(Dollars in thousands)
Brokered CDs(1)	$48,859	0.8 years	1.10%	$42,279	1.0 years	1.59%
Fixed-rate FHLB advances	17,714	4.8 years	6.38	30,384	3.3 years	3.99
Variable-rate FHLB advances(1)	-			3,000	2.3 years	0.51
Total	$66,573	1.9 years	2.51%	$75,663	2.0 years	2.51%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, such as pay-fixed interest-rate swaps.

Capitalization
	September 30,	December 31,
	2012	2010
	(In thousands)
Subordinated debentures	$50,175	$50,175
Amount not qualifying as regulatory capital	(1,507)	(1,507)
Amount qualifying as regulatory capital	48,668	48,668
Shareholders’ equity
Preferred stock	83,097	79,857
Common stock	250,080	248,950
Accumulated deficit	(203,217)	(214,259)
Accumulated other comprehensive loss	(8,432)	(11,921)
Total shareholders’ equity	121,528	102,627
Total capitalization	$170,196	$151,295

Non-Interest Income
	Three months ended			Nine months ended
	September 30,	June 31,	September 30,	September 30,
	2012	2012	2011	2012	2011
	(In thousands)
Service charges on deposit accounts	$4,739	$4,552	$4,623	$13,492	$13,689
Interchange income	2,324	2,407	2,356	7,053	6,832
Net gains (losses) on assets
Mortgage loans	4,602	3,579	2,025	12,041	5,753
Securities	301	169	(57)	1,154	271
Other than temporary impairment loss on securities
Total impairment loss	(70)	(85)	(4)	(332)	(146)
Loss recognized in other comprehensive income	-	-	-	-	-
Net impairment loss recognized in earnings	(70)	(85)	(4)	(332)	(146)
Mortgage loan servicing	(364)	(1,088)	(2,655)	(716)	(1,885)
Investment and insurance commissions	491	648	534	1,586	1,613
Bank owned life insurance	398	399	496	1,221	1,385
Title insurance fees	482	489	299	1,479	1,090
(Increase) decrease in fair value of U.S. Treasury warrant	(32)	(25)	29	(211)	1,025
Other	1,671	1,997	1,609	5,401	4,795
Total non-interest income	$14,542	$13,042	$9,255	$42,168	$34,422

Capitalized Mortgage Loan Servicing Rights
	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
	(In thousands)
Balance at beginning of period	$10,651	$14,741	$11,229	$14,661
Originated servicing rights capitalized	996	573	2,948	2,068
Amortization	(1,052)	(688)	(3,351)	(2,011)
Change in valuation allowance	(390)	(3,077)	(621)	(3,169)
Balance at end of period	$10,205	$11,549	$10,205	$11,549

Valuation allowance at end of period	$7,165	$6,379	$7,165	$6,379

Mortgage Loan Activity
	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2012	2012	2011	2012	2011
	(Dollars in thousands)
Mortgage loans originated	$135,263	$136,835	$89,526	$384,896	$259,711
Mortgage loans sold	128,196	127,013	80,993	367,350	265,850
Mortgage loans sold with servicing rights released	21,942	22,555	25,179	59,837	60,179
Net gains on the sale of mortgage loans	4,602	3,579	2,025	12,041	5,753
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	3.59%	2.82%	2.50%	3.28%	2.16%
Fair value adjustments included in the Loan Sales Margin	0.29	0.19	0.15	0.45	(0.14)

Non-Interest Expense
	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2012	2012	2011	2012	2011
	(In thousands)
Compensation	$9,702	$9,551	$10,158	$29,198	$29,990
Performance-based compensation	1,712	1,735	281	3,532	772
Payroll taxes and employee benefits	2,196	2,220	2,215	6,868	7,270
Compensation and employee benefits	13,610	13,506	12,654	39,598	38,032
Loan and collection	2,832	2,407	2,658	8,129	10,105
Occupancy, net	2,482	2,490	2,651	7,688	8,415
Data processing	2,492	2,450	2,502	7,281	7,227
Furniture, fixtures and equipment	1,194	1,307	1,308	3,795	4,228
Legal and professional fees	952	1,268	751	3,117	2,330
FDIC deposit insurance	816	816	885	2,489	2,772
Communications	785	826	863	2,486	2,700
Net losses on other real estate and repossessed assets	291	633	1,931	1,911	4,114
Advertising	647	639	740	1,842	1,964
Credit card and bank service fees	433	624	869	1,708	2,929
Vehicle service contract counterparty contingencies	281	326	1,345	1,078	5,002
Supplies	299	340	376	1,033	1,170
Write-down of property and equipment held for sale	860	-	-	860	-
Amortization of intangible assets	272	272	343	816	1,029
Provision for loss reimbursement on sold loans	193	126	251	751	1,020
Costs (recoveries) related to unfunded lending commitments	(538)	(12)	(172)	(597)	12
Other	1,395	1,465	1,507	2,843	4,186
Total non-interest expense	$29,296	$29,483	$31,462	$86,828	$97,235

Average Balances and Rates
	Three Months Ended
	September 30,
	2012			2011
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,532,773	$23,312	6.05%	$1,668,940	$27,140	6.47%
Tax-exempt loans (2)	6,709	73	4.33	7,728	82	4.21
Taxable securities	217,427	655	1.20	49,911	297	2.36
Tax-exempt securities (2)	26,116	261	3.98	29,259	301	4.08
Cash – interest bearing	377,899	243	0.26	282,170	179	0.25
Other investments	20,494	189	3.67	21,005	188	3.55
Interest Earning Assets	2,181,418	24,733	4.52	2,059,013	28,187	5.44
Cash and due from banks	56,289			56,233
Other assets, net	161,971			192,282
Total Assets	$2,399,678			$2,307,528

Liabilities
Savings and interest-bearing checking	$1,079,389	494	0.18	$1,008,525	608	0.24
Time deposits	549,319	1,729	1.25	577,723	2,622	1.80
Other borrowings	67,994	1,059	6.20	86,696	1,183	5.41
Interest Bearing Liabilities	1,696,702	3,282	0.77	1,672,944	4,413	1.05
Non-interest bearing deposits	545,945			477,093
Other liabilities	40,477			42,614
Shareholders’ equity	116,554			114,877
Total liabilities and shareholders’ equity	$2,399,678			$2,307,528

Net Interest Income		$21,451			$23,774

Net Interest Income as a Percent of Average Interest Earning Assets			3.92%			4.59%

(1)	All domestic, except for $0.01 million for the three months ended September 30, 2011, of average payment plan receivables included in taxable loans for customers domiciled in Canada.
(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.
(3)	Annualized.

Average Balances and Rates
	Nine Months Ended
	September 30,
	2012			2011
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,557,164	$71,209	6.11%	$1,728,076	$84,554	6.54%
Tax-exempt loans (2)	7,010	218	4.15	8,064	254	4.21
Taxable securities	221,245	2,246	1.36	51,010	1,108	2.90
Tax-exempt securities (2)	26,563	801	4.03	30,087	931	4.14
Cash – interest bearing	334,426	638	0.25	319,288	605	0.25
Other investments	20,628	572	3.70	22,486	580	3.45
Interest Earning Assets	2,167,036	75,684	4.67	2,159,011	88,032	5.45
Cash and due from banks	54,619			52,475
Other assets, net	163,058			191,215
Total Assets	$2,384,713			$2,402,701

Liabilities
Savings and interest-bearing checking	$1,071,169	1,452	0.18	$1,005,436	1,805	0.24
Time deposits	565,731	5,500	1.30	687,043	10,881	2.12
Other borrowings	73,714	3,351	6.07	95,337	3,738	5.24
Interest Bearing Liabilities	1,710,614	10,303	0.80	1,787,816	16,424	1.23
Non-interest bearing deposits	524,615			456,514
Other liabilities	39,810			43,977
Shareholders’ equity	109,674			114,394
Total liabilities and shareholders’ equity	$2,384,713			$2,402,701

Net Interest Income		$65,381			$71,608

Net Interest Income as a Percent of Average Interest Earning Assets			4.03%			4.43%

(1)	All domestic, except for $0.02 million for the three months ended September 30, 2011, of average payment plan receivables included in taxable loans for customers domiciled in Canada.
(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.
(3)	Annualized.

Commercial Loan Portfolio Analysis as of September 30, 2012

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$14,547	$1,319	$3,570	$4,889	33.6%
Land Development	15,195	5,857	864	6,721	44.2
Construction	15,892	639	165	804	5.1
Income Producing	220,217	39,653	7,741	47,394	21.5
Owner Occupied	232,157	29,197	6,218	35,415	15.3
Total Commercial Real Estate Loans (1)	$498,008	$76,665	18,558	$95,223	19.1

Other Commercial Loans(1)	$136,398	$16,715	959	$17,674	13.0
Total non-performing commercial loans			$19,517

(1)
The total of these two categories is different than the September 30, 2012, Consolidated Statement of Financial Condition due primarily to loans in process.  Includes loans held for sale relating to branch sale.